SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2004

W HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Puerto Rico (State or other jurisdiction of incorporation)	000-27377 (Commission File Number)	66-0573197 (IRS Employer Identification No.)

19 West McKinley Street, Mayaguez, Puerto Rico 00680
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:       (787) 834-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

Item 8.01.	Other Events.

     On December 13, 2004, W Holding Company, Inc. issued a press release announcing a 2% stock dividend on its common stock. The record date for the stock dividend will be December 30, 2004. Distribution of the stock dividend will take place on January 10, 2005. A copy of the press release is attached hereto as Exhibit 99 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99	Press release, dated December 13, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W HOLDING COMPANY, INC.
(Registrant)

/s/ Freddy Maldonado

Freddy Maldonado
Chief Financial Officer

Date: December 14, 2004

EXHIBIT INDEX

Exhibit No.	Description

99	Press release, dated December 13, 2004